                                                                    EXHIBIT 99.1

November 14, 2002

Via EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:    Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

In connection with the Quarterly Report of LL&E Royalty Trust (the "Trust") on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof and the Quarterly Report of the Trust on Form 10-Q for the quarterly period ended June 30, 2002 (the "Reports"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

         (1) The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Trust at the dates and for the periods presented.

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


                              JPMorgan Chase Bank,
                              Trustee for LL&E Royalty Trust


                              By:  /s/ Mike Ulrich
                                 ----------------------------------------
                                       Mike Ulrich
                                       Vice President and Trust Officer